UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2020

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item	3.02 Unregistered Sales of Equity Securities.

Reference is made to the Current Report on Form 8-K of Sigma Labs, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 2, 2020 (the “Prior 8-K”). As described in the Prior 8-K, on April 2, 2020, the Company entered into a Securities Purchase Agreement with certain institutional investors (the “Investors’”) pursuant to which the Company agreed to sell and issue to the Investors (a) 493,027 shares of the Company’s common stock (the “Common Shares”) and pre-funded warrants (the “Pre-funded Warrants”) to purchase up to 22,438 shares of the Company’s common stock pursuant to the Company’s existing Registration Statement on Form S-3, and (b) Series A Warrants (the “Private Warrants”) to purchase an aggregate of 515,465 shares of the Company’s common stock pursuant to a private placement. As also described in the Prior 8-K, the Company entered into a Placement Agency Agreement dated as of April 2, 2020 (the “Placement Agreement”) with Dawson James Securities, Inc (the “Placement Agent”) to act as its exclusive placement agent with regard to the above offerings. Pursuant to the Placement Agreement, among other things, the Company agreed to issue a warrant (the “Placement Warrant”‘) to the Placement Agent or its designees to purchase an aggregate of 41,237 shares of the Company’s Common Stock (which amount is based on the number of Common Shares and shares underlying the Pre-Funded Warrants) at an exercise price of $3.64 per share. The Placement Warrant is exercisable commencing six-months after the date of issuance and has a term of five years. The Placement Warrant provides for a cashless exercise provision. The foregoing summary of the Placement Warrant does not purport to be complete and is qualified in its entirety by the terms and conditions set forth in the form attached hereto as Exhibit 4.1.

Consummation of the offering and sale of the Private Warrants and the issuance of the Placement Warrant was effected on April 6, 2020.

The offer and sale of the Private Warrants and the issuance of the Placement Warrant were effected pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 promulgated thereunder.

Item	9.01 Financial Statements and Exhibits.

(d)	Exhibits

Attached as Exhibit 4.1 is the form of Placement Warrant (the form of the Private Warrant was previously filed as an exhibit to the Prior 8-K)

Number	Description
4.1	Form of Placement Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:April 7, 2020	SIGMA LABS, INC.

	By:	/s/ JOHN RICE
	Name:	John Rice
	Title:	President and Chief Executive Officer